BARON
FUNDS®
BARON SELECT FUNDS
Baron FinTech Fund (the “Fund”)
Supplement to the Summary Prospectus, Prospectus and the Statement of Additional Information dated April 26, 2024
Effective July 1, 2024, the following information supersedes and replaces any contrary information contained in the Fund’s Summary Prospectus, Prospectus and the Statement of Additional Information:
Baron FinTech Fund, a series of Baron Select Funds, has been operating as a diversified fund for a continuous three-year period. As a result, the classification status of the Fund has been changed to diversified and the described risks of operating as a non‑diversified fund no longer apply to the Fund. The Fund will not operate as a non‑diversified fund in the future without first seeking and obtaining shareholder approval to do so or as otherwise may be allowed under the Investment Company Act of 1940, as amended or the rules or interpretations thereof.
This information supplements the Summary Prospectus, Prospectus and the Statement of Additional Information dated April 26, 2024. This Supplement and the Summary Prospectus constitute a current summary prospectus. This Supplement and the Prospectus constitute a current prospectus. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and the Statement of Additional Information, please call 1‑800‑992‑2766 or visit our website at www.BaronFunds.com.
STICKER-STATPROSELECT 07/01/2024